EXHIBIT 10.1

SUPPLEMENTAL AGREEMENT NO. 20

to

PURCHASE AGREEMENT NUMBER 2022

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to Boeing Model 737NG Aircraft

Supplemental Agreement No. 20

to

Purchase Agreement No. 2022

between

The Boeing Company

and

Delta Air Lines, Inc.

______________________________

This Supplemental Agreement No. 20 (Supplemental Agreement) dated as of March 30, 2017 amends Purchase Agreement No. 2022 dated as of October 21, 1997 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to the purchase and sale of Model 737-900ER aircraft (Aircraft). The Purchase Agreement incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of October 21, 1997 between the parties, identified as AGTA‑DAL (AGTA).
PURPOSE:
[***] Additionally, on March 14, 2017, Boeing notified Customer of its exercise of ten (10) model 737-900ER Put Option Aircraft pursuant to Letter Agreement DAL-PA-02022-LA-1501328 (Put Option Letter Agreement). This Supplemental Agreement incorporates the ten (10) exercised model 737-900ER Put Option Aircraft, which are considered Incremental Aircraft, as defined in the Purchase Agreement. [***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

IT IS AGREED:
1.The Table of Contents of the Purchase Agreement is deleted and replaced by the attached Table of Contents, which reflects the amendments made to the Purchase Agreement by this Supplemental Agreement and is identified with a “SA-20” legend to reflect the changes made by this Supplemental Agreement.
2.Tables 1Q1R5, 1Q2R5, and 1Q3R5 are deleted and replaced by the attached Tables 1Q1R6, 1Q2R6, and 1Q3R6, which reflect (i) [***] and (ii) the addition of ten (10) exercised Put Option Aircraft pursuant to the Put Option Letter Agreement.
3.Letter Agreement DAL-PA-2022-LA-1105843R5 entitled [***] is revised and superseded by Letter Agreement DAL-PA-2022-LA-1105843R6 to reflect (i) [***] and (ii) the addition of ten (10) exercised Put Option Aircraft pursuant to the Put Option Letter Agreement.
4.Letter Agreement DAL-PA-2022-LA-1501328 entitled “Put Option Aircraft” is revised and superseded by Letter Agreement DAL-PA-2022-LA-1501328R1 to reflect that ten (10) Put Option Aircraft were exercised and that no Put Option Aircraft remain available for exercise.

Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Except as amended as set forth above, the Purchase Agreement remains in full force and effect.

DELTA AIR LINES, INC. By /s/ Gregory A. May Its Supply Chain Management & Fleet	THE BOEING COMPANY By /s/ Will Witherspoon Its Attorney in Fact

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

TABLE OF CONTENTS
ARTICLES		SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1Q.	Aircraft Delivery, Description, Price and Advance Payments	SA‑20
2A.	Option Aircraft Information Table (intentionally deleted)	SA‑13, Article 3

EXHIBITS
A.	Aircraft Configuration for 737‑832 Aircraft	SA‑8
A2.	Aircraft Configuration for 737‑732 Aircraft	SA‑9
A3.	Aircraft Configuration for 737‑732 Aircraft	SA‑9
A4.	Revised Aircraft Configuration for 737‑832 Aircraft	SA‑12
A5R1.	Aircraft Configuration for 737‑932ER Aircraft	SA‑14
A6	Aircraft Configuration for 737-932ER Incremental Aircraft	SA-17
D2.	Escalation Adjustment	SA‑8

SUPPLEMENTAL EXHIBITS
BFE.	Buyer Furnished Equipment Variables	SA‑8
BFE1.	Buyer Furnished Equipment Variables	SA‑8
BFE2.	Buyer Furnished Equipment Variables for 737NG	SA‑14
CS1.	Customer Support Variables
CS2.	Customer Support Variables for 737‑700 Aircraft	SA‑8
CS3	Customer Support Variables for 737‑900ER Aircraft	SA‑13
EE1.	Engine Escalation
[***]	[***]	[***]
SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER
6‑1162‑RLL‑2147	Airframe Maintenance Cost Protection Program
6‑1162‑RLL‑2191	Multiple Aircraft Operating Weights
6‑1162‑RLL‑2198	Delivery Price Adjustment
6‑1162‑RLL‑2233	Aircraft Performance Guarantees for 737‑632, 732 and 832 Aircraft
6‑1162‑RLL‑2234R10	Special Matters	[***]
[***]	[***]
6‑1162‑RLL‑2241	Promotion Support	SA‑13, Article 7
6‑1162‑RLL‑2242	1997 and 1998 Escalation Sharing
[***]	[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

TABLE OF CONTENTS, continued
LETTER AGREEMENTS		SA NUMBER
6‑1162‑RLL‑2244	Performance Retention Commitment
6‑1162‑RLL‑2245	Certain Contractual Matters (intentionally deleted)	SA‑13
[***]	[***]	[***]
[***]	[***]	[***]
6‑1162‑RLL‑2251	Total Cost Team
6‑1162‑RLL‑2400	Open Configuration Matters
6‑1162‑RLL‑2424R1	Engine Matters
6‑1162‑KSW‑6090	Performance Guarantees 737‑732 Aircraft
[***]	[***]	[***]
[***]	[***]	[***]
6‑1162‑KSW‑6238	Aircraft Performance Guarantees for 737‑732 Aircraft	SA‑9
6‑1162‑MMO‑0480	Aircraft Performance Guarantees for 737‑832 Aircraft	SA‑11
DAL‑PA‑02022‑LA‑1104472R1	Revision to AGTA‑DAL Terms	SA‑17

[***]	[***]	[***]
DAL‑PA‑2022‑LA-1104482R1	[***] for 737‑932ER Aircraft	SA‑17
DAL‑PA‑2022‑LA‑1104483	[***] Guarantee	SA-13
DAL‑PA‑2022‑LA‑1104484	Open Configuration Matters for 737‑932ER Aircraft	SA-13
DAL‑PA‑02022‑LA‑1104485	[***] Guarantees for 737‑932ER Aircraft	SA-13
DAL-PA-2022-LA-1105848R1	Agreement for [***] Guarantee	SA-17
[***]	[***]	[***]
[***]	[***]	[***]
DAL-PA-2022-LA-1105858R1	Option Aircraft	SA-17
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
DAL-PA-2022-LA-09503	Promotional Support	SA-14
[***]	[***]	[***]
DAL-PA-2022-LA-1501328R1	Put Option Aircraft	SA-20

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Airframe Model/MTOW:		737-900ER	[***]						[***]		[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]		[***]
			[***]	[***]		Airframe Price Base Year/Escalation Formula:			[***]		[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]		[***]
Optional Features:			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]		[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

		Escalation			Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P		[***]	[***]	[***]	[***]	[***]
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Airframe Model/MTOW:		737-900ER	[***]						[***]		[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]		[***]
			[***]	[***]		Airframe Price Base Year/Escalation Formula:			[***]		[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]		[***]
Optional Features:			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]		[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

		Escalation			Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Airframe Model/MTOW:		737-900ER	[***]						[***]	[***]	[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]	[***]	[***]
			[***]	[***]		Airframe Price Base Year/Escalation Formula:			[***]	[***]	[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]	[***]	[***]
Optional Features:			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]	[***]	[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

		Escalation			Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P		[***]	[***]	[***]	[***]	[***]
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